SUPPLEMENT TO THE PROSPECTUS OF WELLS FARGO ADVANTAGE COREBUILDER SHARES Series M
(Wells Fargo Advantage Corebuilder Shares - Series M)

The prospectus is supplemented as follows:
The sections entitled "Principal Investment Strategies" are supplemented to add the following:

Effective April 1, 2013, we may invest up to 20% of the Fund's total assets in inverse floaters to seek enhanced returns. Inverse floaters are derivative debt instruments created by depositing a municipal security in a trust. Inverse floaters pay interest at rates that generally vary inversely with specified short-term interest rates and involve leverage. We intend to limit leverage created by the Fund's investment in inverse floaters to an amount equal to 20% of the Fund's total assets.

The section entitled "Principal Investment Risks" is supplemented to add the following:
Effective April 1, 2013, the following principal investment risk applies to the Fund:

Inverse Floater Risk. The interest payment received on inverse floating rate securities generally will decrease when specified short-term interest rates increase. Inverse floaters are derivative debt instruments that involve leverage, which may magnify the Fund's gains or losses, and exhibit greater price and income volatility than bonds with similar maturities. Inverse floaters are also subject to the risks associated with derivatives and municipal securities.